iMGP APA Enhanced Income Municipal Fund

Summary Prospectus

Institutional Class Ticker Symbol: APAMX	April 30, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2026 are incorporated by reference into this Summary Prospectus.

Investment Objective

The iMGP APA Enhanced Income Municipal Fund (the “APA Enhanced Income Municipal Fund”) seeks to provide investors with a high level of income exempt from federal income tax, with a secondary investment objective of capital appreciation.

Fund Summary	1

Fees and Expenses of the APA Enhanced Income Municipal Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the APA Enhanced Income Municipal Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	1.30%

Total Annual Fund Operating Expenses(1)	1.75%
Fee Waiver and/or Expense Reimbursement	-1.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.59%

(1)

iM Global Partner Fund Management, LLC (“iM Global” or the “Advisor”), the advisor to the APA Enhanced Income Municipal Fund, has contractually agreed to limit the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses) through April 30, 2027 to an annual rate of 0.59% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the APA Enhanced Income Municipal Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the APA Enhanced Income Municipal Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the APA Enhanced Income Municipal Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the APA Enhanced Income Municipal Fund’s operating expenses remain the same. The cost for the APA Enhanced Income Municipal Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$60	$189	$600	$1,752

Portfolio Turnover

The APA Enhanced Income Municipal Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the APA Enhanced Income Municipal Fund’s performance. During the most recent fiscal year, the APA Enhanced Income Municipal Fund’s portfolio turnover rate was 205% of the average value of its portfolio.

Principal Strategies

Under normal market conditions, the APA Enhanced Income Municipal Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in U.S. dollar-denominated municipal bonds of intermediate maturities that are exempt from federal income tax. The dollar-weighted average portfolio duration of the APA Enhanced Income Municipal Fund, under normal circumstances, is expected to range from 4 to 8 years. Municipal bonds are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district or authority). The municipal bonds in which the APA Enhanced Income Municipal Fund invests may include municipal lease obligations,

2	Litman Gregory Funds Trust

municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, loans, mortgages, pre-refunded and escrowed-to-maturity municipal bonds and other debt instruments and pools of any of the foregoing. Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features, meaning certain maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities.

The APA Enhanced Income Municipal Fund may invest up to 10% of its total assets in unrated securities, and may invest up to 20% of its total assets in unrated securities and below investment grade securities (also known as “junk bonds” or “high yield securities”), but will generally invest less than 10% of its total assets in such securities. Below investment grade securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by S&P Global Ratings (“S&P”) or similarly rated by another nationally recognized statistical rating organization, or unrated but determined by the APA Enhanced Income Municipal Fund’s sub-advisor, Asset Preservation Advisors, LLC (“APA” or the “Sub-Advisor), to be of comparable quality. In cases where the credit ratings agencies have assigned different credit ratings to the same security, the security will be considered to have the higher credit rating. The APA Enhanced Income Municipal Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if the Sub-Advisor believes it would be advantageous to do so. Under normal circumstances, the Sub-Advisor will manage the APA Enhanced Income Municipal Fund’s duration to approximate the intermediate-term duration of the Fund’s benchmark index, the Bloomberg 1-15 Year Municipal Index, an unmanaged, market-weighted index that includes investment-grade municipal bonds with maturities greater than one year but less than fifteen years. As of December 31, 2025, the average duration of the benchmark was 4.82 years. While the APA Enhanced Income Municipal Fund will target intermediate-term maturities and durations, the Fund may invest in bonds of any maturity or duration. The APA Enhanced Income Municipal Fund’s average weighted portfolio maturity and duration will vary from time to time depending on the Sub-Advisor’s views on the direction of interest rates. At times the Sub-Advisor may adjust portfolio duration to take a more defensive or opportunistic position as market and yield curve conditions change. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.

The APA Enhanced Income Municipal Fund will sell a security in the event of deteriorating credit fundamentals, if the municipal market exhibits rich valuations, meaning that municipal securities are priced above expected levels without a logical explanation, or if the Sub-Advisor identifies an investment that it believes has better relative value.

Although the APA Enhanced Income Municipal Fund seeks to be diversified by geography and across sectors of the municipal bond market, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. The Sub-Advisor may also allocate a significant portion of the APA Enhanced Income Municipal Fund to a specific segment of the municipal bond yield curve. A yield curve is a graphic representation of the actual or projected yields of debt obligations in relation to their maturities and durations. In particular, the APA Enhanced Income Municipal Fund often favors bonds with more than 5 years to maturity that may offer higher yields.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the APA Enhanced Income Municipal Fund. An investment in the APA Enhanced Income Municipal Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the APA Enhanced Income Municipal Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the APA Enhanced Income Municipal Fund’s net asset value per share (“NAV”), total return and/or ability to meet its objective.

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Municipal Market Risk. Factors unique to the municipal bond market may negatively affect the value of the APA Enhanced Income Municipal Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The APA Enhanced Income Municipal Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. Some municipal obligations carry additional risk, such as those that are tied only to a specific stream of revenues. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, particularly during recessions or similar periods of

Fund Summary	3

economic stress, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the APA Enhanced Income Municipal Fund.

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Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the APA Enhanced Income Municipal Fund. Fixed income securities held by the APA Enhanced Income Municipal Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

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Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

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Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the APA Enhanced Income Municipal Fund. Interest rates have been historically low, so the APA Enhanced Income Municipal Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

¡	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

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Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Sub-Advisor would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the APA Enhanced Income Municipal Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

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Prepayment and Extension Risk. In times of declining interest rates, the APA Enhanced Income Municipal Fund’s higher yielding securities will be prepaid, and the APA Enhanced Income Municipal Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the APA Enhanced Income Municipal Fund’s sensitivity to rising rates and its potential for price declines.

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High-Yield Fixed Income Securities Risk. The fixed income securities held by the APA Enhanced Income Municipal Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

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Prepayment and Extension Risk. In times of declining interest rates, the APA Enhanced Income Municipal Fund’s higher yielding securities may be prepaid, and the APA Enhanced Income Municipal Fund may have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the APA Enhanced Income Municipal Fund’s sensitivity to rising rates and its potential for price declines.

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U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the NAV or performance of the APA Enhanced Income Municipal Fund, which will vary with changes in interest rates, the Sub-Advisor’s performance and other market conditions.

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New Fund Risk. The APA Enhanced Income Municipal Fund is recently formed and has limited operating history for investors to evaluate. Its performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds may not attract sufficient assets to achieve investment and trading efficiencies.

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Market Risk. The value of the APA Enhanced Income Municipal Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the

4	Litman Gregory Funds Trust

APA Enhanced Income Municipal Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, tariffs, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

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Portfolio Turnover Risk. This is the risk that the APA Enhanced Income Municipal Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the APA Enhanced Income Municipall Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

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Active Management Risk. The APA Enhanced Income Municipal Fund is actively managed and may not meet its investment objective based on the portfolio managers’ success or failure to implement investment strategies for the Fund.

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Investment Selection Risk. The specific investments held in the APA Enhanced Income Municipal Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

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Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the shares of the APA Enhanced Income Municipal Fund. In addition, a third-party investor, the advisor or an affiliate of the advisor, or another entity may invest in the APA Enhanced Income Municipal Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the APA Enhanced Income Municipal Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund.

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Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the APA Enhanced Income Municipal Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the APA Enhanced Income Municipal Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or the Sub-Advisor’s control, including instances at third parties. The APA Enhanced Income Municipal Fund, the Advisor and the Sub-Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the APA Enhanced Income Municipal Fund or that could adversely impact the Fund’s performance.

Fund Summary	5

Performance

The following performance information provides some indication of the risks of investing in the APA Enhanced Income Municipal Fund. The bar chart shows changes in the performance of the APA Enhanced Income Municipal Fund’s Institutional Class shares from year to year. The table below shows how the APA Enhanced Income Municipal Fund’s average annual total returns of the Institutional Class for the 1-year and since inception periods compare to those of a broad-based market index and a secondary market index. Past performance, before and after taxes, does not necessarily indicate how the APA Enhanced Income Municipal Fund will perform in the future. Updated performance information is available on the APA Enhanced Income Municipal Fund’s website at www.imgp.com.

APA Enhanced Income Municipal Fund

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the APA Enhanced Income Municipal Fund were:

Highest:	2.91%	Quarter ended September 30, 2025
Lowest:	-0.17%	Quarter ended March 31, 2025

Average Annual Total Returns (for the periods ended December 31, 2025)
APA Enhanced Income Municipal Fund	One Year	Since Fund Inception (12/16/2024)
Institutional Class
Return Before Taxes	4.95%	4.77%
Return After Taxes on Distributions	4.74%	4.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.31%	4.31%
Morningstar Muni National Intermediate Category
(reflects no deduction for fees, expenses or taxes)	4.35%	3.54%
Bloomberg 1-15 Year Municipal Index*
(reflects no deduction for fees, expenses or taxes)	5.18%	4.22%

*	Secondary benchmark index that the Advisor believes more closely reflects the market segments in which the APA Enhanced Income Municipal Fund invests.

Management
INVESTMENT ADVISOR
iM Global Partner Fund Management, LLC
SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE APA ENHANCED INCOME MUNICIPAL FUND SINCE:

Asset Preservation Advisors, LLC	Kevin Woods, Co-Chief Executive Officer and Chief Investment Officer	Since Inception (December 2024)

	Kyle Gerberding, Managing Director and Director of Trading	Since Inception (December 2024)

	Patricia Hodgman, President	Since Inception (December 2024)

6	Litman Gregory Funds Trust

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund are shown below.

Fund/Type of Account	Minimum Initial Investment(1)	Minimum Additional Investment	Minimum Account Balance
APA Enhanced Income Municipal Fund
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. The Fund reserves the right to close purchases to new investors at any time.

Tax Information

Depending on the character of income distributed, the Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (as a bank), the Fund and/or iM Global may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary	7